NUMBER

QRV

SHARES

QORVO™

QORVO, INC.

COMMON STOCK
$0.0001 PAR VALUE

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 74736K 10 1

THIS Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Qorvo, Inc. transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER AND SECRETARY

QORVO, INC.
CORPORATE
SEAL
INCORPORATED
2013
A DELAWARE CORPORATION

PRESIDENT AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
Transfer Agent
and Registrar

By

Authorized Signature

ABnote North America 711 ARMSTRONG LANE, COLUMBIA, TN 38401 (931) 388-3003	PROOF OF: APRIL 23, 2015 QORVO, INC. WO - 09630 FACE OPERATOR: DKS
SALES: HOLLY GRONER 931-490-7660	NEW

Colors Selected for Printing: Intaglio prints in SC-7 Dark Blue.

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐OK AS IS ☐OK WITH CHANGES ☐MAKE CHANGES AND SEND ANOTHER PROOF

COLOR: This proof was printed from a digital file on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. It is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

NOTE: TEXT RECEIVED BY MODEM OR E-MAIL IS NOT PROOFREAD WORD FOR WORD.

THE CORPORATION IS AUTHORIZED TO ISSUE COMMON STOCK, $0.0001 PAR VALUE, AND PREFERRED STOCK, $0.0001 PAR VALUE, PURSUANT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION. THE BOARD OF DIRECTORS OF THE CORPORATION MAY DETERMINE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS APPLICABLE TO THE COMMON STOCK AND PREFERRED STOCK AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS MAY BE OBTAINED, WITHOUT CHARGE, FROM THE TRANSFER AGENT OR FROM THE SECRETARY OF THE CORPORATION.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT–........................Custodian........................
(Cust) (Minor)
under Uniform Gifts to Minors
Act ....
(State)

Additional abbreviations may also be used though not in the above list.

For value received, ________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ______________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.